UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2012

FSB Community Bankshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

United States	000-52751	74-3164710
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45 South Main Street, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (585) 223-9080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 22, 2012, FSB Community Bankshares, Inc. (the “Company”) (OTCBB: FSBC), the parent company of Fairport Savings Bank, announced that its board of directors approved the termination of the registration of its common stock under the Securities Exchange Act of 1934.  A Form 15 will be filed with the Securities and Exchange Commission (the “SEC”) on or about August 22, 2012 in order to effect such deregistration. Once the Company files the Form 15, the obligations of the Company to file periodic reports with the SEC, including reports on Forms 10-K, 10-Q and 8-K, and also to file proxy materials and other reports with the SEC will cease.

Dana C. Gavenda, President and Chief Executive Officer of the Company, commented, “The Company is taking this action in order to reduce operating expenses.  We believe that the continuing increased costs and administrative burdens of public company status, including our reporting obligations with the SEC, outweigh the benefits of public reporting.”  Mr. Gavenda also indicated that FSB Community Bankshares, Inc. will post quarterly information regarding its results of operations and financial condition on www.fairportsavingsbank.com and will continue to provide stockholders with an annual report containing audited financial statements.

The Company is the holding company of Fairport Savings Bank (the “Bank”), a federally chartered savings bank serving business and personal clients from its main office in Fairport, New York and its branch offices located in Penfield, Irondequoit, Webster and Perinton, New York.

This Current Report on Form 8-K contains certain forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company and the Bank, and changes in the securities markets.  Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information	Not Applicable.
(c)	Shell Company Transactions	Not Applicable.
(d)	Exhibits.	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FSB COMMUNITY BANKSHARES, INC.
DATE: August 22, 2012	By:	/s/ Dana C. Gavenda
Dana C. Gavenda
Chief Executive Officer